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                       Supplement Dated November 1, 2007
                                      To

                         Prospectus Dated May 1, 2007

   This Supplement is to accompany the prospectus for the flexible premium variable universal life insurance policy issued by John Hancock Life Insurance Company (U.S.A.) ("JHUSA") and John Hancock Life Insurance Company of New York ("JHNY") entitled "Protection Variable Universal Life".

For policies issued by JHUSA, we revise the first paragraph in "The death benefit" section of the prospectus as follows:

The death benefit

"In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the "Total Face Amount". Total Face Amount is composed of the Base Face Amount and any Supplemental Face Amount you elect. The only limitation on how much Supplemental Face Amount you can have is that it generally cannot exceed 400% of the Base Face Amount at the Issue Date and 800% of the Base Face Amount thereafter. There are a number of factors you should consider in determining whether to elect coverage in the form of Base Face Amount or in the form of Supplemental Face Amount. These factors are discussed under "Base Face Amount vs. Supplemental Face Amount" below."

For policies issued by JHUSA and JHNY, we revise the fourth paragraph under the subsection entitled "No-lapse Guarantee" in the "Lapse and Reinstatement" section of the prospectus as follows:

No-Lapse Guarantee

"The No-Lapse Guarantee Period is set at issue and is stated in the policy. The No-Lapse Guarantee Period for any Supplemental Face Amount is the first 5 policy years. Certain state limitations may apply, but generally, the No-Lapse Guarantee Period for the Base Face Amount is (i) the lesser of twenty years or to age 75 or (ii) 5 years if the insured person's issue age is 70 or older. The No-Lapse Guarantee Period for the Base Face Amount under any policy is limited to the first 2 policy years."

If you need additional information, please contact your representative or contact our Service Office at the address or telephone number on the back page of your product prospectus.

You should read this supplement together with the prospectus for the contract you purchase, and retain both for future reference.

PVUL 11/07